Exhibit 99

                                  PRESS RELEASE
                                  -------------

FOR FURTHER INFORMATION:

Contact:  D. Ben Berry, Chairman, President and CEO, or
          David Twiddy, Senior Executive Vice President
          Tel:  (757) 422-4055

                GATEWAY FINANCIAL HOLDINGS, INC. APPOINTS NEW CFO

Virginia Beach, VA - January 17, 2006 - Gateway Financial Holdings, Inc. (Nasdaq: GBTS) the holding company for Gateway Bank and Trust, announced today the appointment of Theodore L. (Teddy) Salter as Senior Executive Vice President and Chief Financial Officer, effective January 17, 2006. Mr. Salter has had an extensive career in financial management and accounting; he will replace the Interim CFO, Mark A. Jeffries, who will continue to serve in his previous capacity as Vice President and Controller.

D. Ben Berry, Chairman, President and CEO of Gateway Financial, commented, "We are pleased to welcome Teddy to our organization. He brings a unique combination of operating and financial experience to this increasingly complex position. Teddy will be an important addition to our management team; his expertise will support our continued growth and help to enhance our exceptional financial performance."

Since 1985, Mr. Salter has served first as Controller, and since 1988, as Vice President, Finance and Chief Financial Officer of ITW Southland Division of Illinois Tool Works, a $12 billion publicly-traded manufacturer of highly engineered products and specialty systems. He was responsible for all financial planning, management, and reporting of divisional activities, including involvement in five successful acquisitions and their financing; implementation of risk management activities, investment strategies and the development of an operational reporting model focused on meeting financial objectives through the identification of key profit drivers; coordination with internal and external auditors, implementation of a management-by-objectives program, and various other incentive and retirement programs for his division.

Prior to Southland, Mr. Salter was responsible for audits in a variety of industries, including banking, as a manager for Ernst & Young in their Norfolk, Virginia office. He has a B.S. in Accounting from the University of South Carolina, and is a Certified Public Accountant.

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ABOUT THE COMPANY

Gateway Financial Holdings, Inc. is the parent company of Gateway Bank & Trust Co., a full-service community bank with a total of nineteen offices in Elizabeth City (3), Edenton, Kitty Hawk, Moyock, Nags Head, Plymouth, Roper and Raleigh, North Carolina, and in Virginia Beach (5), Chesapeake (2), Suffolk and Emporia, Virginia. The Bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary. The common stock of the Corporation is traded on the Nasdaq National Market under the symbol GBTS. Visit the Corporation's web site at www.gatewaybankandtrust.com

Forward-Looking Statements

Statements contained in this news release, which are not historical facts, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Amounts herein could vary as a result of market and other factors. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. Such forward- looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to financial condition, expected or anticipated revenue, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

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